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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT


                   Pursuant To Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 11, 1995
                                                 -----------------


                               KCS Energy, Inc.
            (Exact name of registrant as specified in its charter)




          Delaware                       1-11698                 22-2889587
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



379 Thornall Street, Edison, New Jersey                                08837
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(Address of principal executive offices)                             (Zip Code)



                                (908) 632-1770
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              Registrant's telephone number, including area code


                                NOT APPLICABLE
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        (Former name or former address, if changed since last report.)
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Item 8.  - Change in Fiscal Year

     On December 11, 1995, the Board of Directors of KCS Energy, Inc., a Delaware corporation (the "Company"), voted to change the fiscal year end of the Company from September 30 to December 31 of each year.

     The transition period from October 1, 1995 to December 31, 1995 will be reported on Form 10-K within the time period specified therein.





                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KCS Energy, Inc.



Dated: December 22, 1995                By: /s/ Henry A. Jurand
                                            ----------------------------------
                                            Henry A. Jurand, Secretary